Exhibit 32.1

TUNDRA RESOURCES, INC.
Certifications

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Tundra Resources, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

            1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company as of and for the period covered in the Report.

By: /s/Fong Lee
          Fong Lee, President and Chief Executive Officer

Date:    January 24, 2005